UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31691	47-0921123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three World Financial Center 200 Vesey Street, 10th Floor New York, New York	10281-1010
(Address of principal executive offices)	(Zip Code)

(800) 497-3746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

The Administrative Proceeding

On April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). As background, prior to July 29, 2008, Morgan Asset served as investment adviser to each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each, a “Fund,” and collectively, the “Funds”). Effective July 29, 2008, Brookfield Investment Management Inc., a registered investment adviser and wholly-owned subsidiary of Brookfield Asset Management Inc., became the investment adviser to the Funds.

Non-Reliance on Financial Statements

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s four fiscal years ended March 31, 2009, March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that PwC’s audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon. Certain of the Funds’ authorized officers have discussed the matters disclosed in this filing with PwC.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of PwC’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon PwC’s audit report on the March 31, 2008 financial statements. The Funds’ Audit Committees, Boards of Directors and authorized officers have discussed the matters disclosed in this filing with BBD.

Based upon the actions of PwC and BBD, the financial statements and financial highlights covering these fiscal periods should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ KIM G. REDDING
Kim G. Redding
President

Date: May 28, 2010